Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2026

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2026	2026	2025	2025	2025	2026	2025
Summary Income Statement
Interest income	$5,967	$5,855	$6,114	$6,286	$6,154	$11,822	$12,142
Plus: TE adjustment	46	45	49	51	48	91	96
Interest income - TE(1)	6,013	5,900	6,163	6,337	6,202	11,913	12,238
Interest expense	2,346	2,256	2,414	2,657	2,567	4,602	5,048
Net interest income	3,621	3,599	3,700	3,629	3,587	7,220	7,094
Net interest income - TE(1)	3,667	3,644	3,749	3,680	3,635	7,311	7,190
Provision for credit losses	395	479	512	436	488	874	946
Net interest income after provision for credit losses	3,226	3,120	3,188	3,193	3,099	6,346	6,148
Noninterest income	1,644	1,553	1,546	1,558	1,400	3,197	2,792
Noninterest expense	3,055	2,983	3,170	3,014	2,986	6,038	5,892
Income before income taxes	1,815	1,690	1,564	1,737	1,513	3,505	3,048
Provision for income taxes	262	209	210	285	273	471	547
Net income	1,553	1,481	1,354	1,452	1,240	3,034	2,501
Preferred stock dividends and other	34	104	65	104	60	138	164
Net Income available to common shareholders	1,519	1,377	1,289	1,348	1,180	2,896	2,337
Additional Income Statement Information
Revenue	5,265	5,152	5,246	5,187	4,987	10,417	9,886
Revenue - TE(1)	5,311	5,197	5,295	5,238	5,035	10,508	9,982
PPNR(1)	2,256	2,214	2,125	2,224	2,049	4,470	4,090
Key Metrics
Earnings:
Earnings per share-basic	1.24	1.10	1.02	1.05	0.91	2.34	1.80
Earnings per share-diluted	1.23	1.09	1.00	1.04	0.90	2.31	1.78
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	1.04	1.04
BVPS	48.04	47.60	47.74	46.70	45.70
TBVPS(1)	33.40	33.19	33.48	32.57	31.63
End of period shares outstanding	1,221,626	1,245,879	1,262,470	1,279,246	1,289,435
Weighted average shares outstanding-basic	1,224,867	1,248,628	1,267,341	1,280,571	1,292,292	1,236,682	1,299,833
Weighted average shares outstanding-diluted	1,239,040	1,266,572	1,285,078	1,296,666	1,305,005	1,252,766	1,314,779
ROA	1.13%	1.10%	0.99%	1.06%	0.93%	1.12%	0.94%
ROCE	10.4	9.3	8.5	9.0	8.1	9.9	8.1
ROTCE(1)	15.4	13.8	12.7	13.6	12.3	14.6	12.3
NIM - TE(1)	2.98	3.02	3.07	3.01	3.02	3.00	3.02
Efficiency ratio	58.0	57.9	60.4	58.1	59.9	58.0	59.6
Credit Quality
Nonperforming loans and leases as a percentage of loans and leases HFI	0.51%	0.50%	0.48%	0.48%	0.39%
NCO as a percentage of average loans and leases HFI	0.50	0.61	0.57	0.48	0.51	0.56%	0.55%
ALLL as a percentage of loans and leases HFI	1.51	1.53	1.53	1.54	1.54
Ratio of ALLL to nonperforming loans and leases HFI	2.9x	3.1x	3.2x	3.2x	3.9x
Average Balances
Assets	$550,465	$544,121	$542,233	$541,825	$537,069	$547,311	$534,365
Securities(2)	118,138	116,118	117,707	119,180	121,829	117,134	122,939
Loans and leases	331,749	328,972	326,737	322,070	313,841	330,368	310,702
Deposits	404,869	398,924	396,010	396,600	400,483	401,913	396,366
Common shareholders’ equity	58,616	59,879	59,991	59,141	58,327	59,244	58,227
Total shareholders’ equity	63,788	64,794	65,338	65,049	64,235	64,289	64,135
Period-End Balances
Assets	$556,023	$548,975	$547,538	$543,851	$543,833
Securities(2)	114,002	111,866	112,228	113,544	115,363
Loans and leases	332,273	331,412	330,478	325,663	319,999
Deposits	409,379	404,081	400,398	394,907	406,122
Common shareholders’ equity	58,684	59,298	60,273	59,739	58,933
Total shareholders’ equity	64,095	64,214	65,189	65,646	64,840
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	10.9%	10.8%	10.8%	11.0%	11.0%
Tier 1	12.2	11.9	11.9	12.3	12.3
Total	14.0	13.7	13.8	14.2	14.3
Leverage	9.8	9.9	10.0	10.2	10.2
Supplementary leverage	8.2	8.3	8.3	8.5	8.5
Liquidity coverage ratio	113	110	111	110	110
Applicable ratios are annualized.
(1)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the Non-GAAP Reconciliations section of this Quarterly Performance Summary or within the table above for TE measures. Net interest margin –TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(2)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2025	2025	2025	2026	2025
Interest Income
Interest and fees on loans and leases	$4,659	$4,599	$4,778	$4,816	$4,657	$9,258	$9,150
Interest on securities	871	849	896	941	961	1,720	1,936
Interest on other earning assets	437	407	440	529	536	844	1,056
Total interest income	5,967	5,855	6,114	6,286	6,154	11,822	12,142
Interest Expense
Interest on deposits	1,575	1,525	1,633	1,835	1,844	3,100	3,580
Interest on long-term debt	485	445	481	523	431	930	840
Interest on other borrowings	286	286	300	299	292	572	628
Total interest expense	2,346	2,256	2,414	2,657	2,567	4,602	5,048
Net Interest Income	3,621	3,599	3,700	3,629	3,587	7,220	7,094
Provision for credit losses	395	479	512	436	488	874	946
Net Interest Income After Provision for Credit Losses	3,226	3,120	3,188	3,193	3,099	6,346	6,148
Noninterest Income
Wealth management income	375	370	365	374	348	745	692
Card and treasury management fees	353	338	336	340	351	691	684
Investment banking and trading income	352	372	335	323	205	724	478
Other deposit revenue	120	120	121	125	108	240	225
Mortgage banking income	116	133	119	118	107	249	215
Lending related fees	120	118	98	103	99	238	194
Securities gains (losses)	—	—	—	—	(18)	—	(19)
Other income	208	102	172	175	200	310	323
Total noninterest income	1,644	1,553	1,546	1,558	1,400	3,197	2,792
Noninterest Expense
Personnel expense	1,792	1,727	1,818	1,748	1,678	3,519	3,282
Professional fees and outside processing	335	313	337	346	373	648	737
Software expense	239	230	242	233	231	469	461
Net occupancy expense	171	179	176	185	181	350	349
Equipment expense	79	85	90	90	89	164	171
Marketing and customer development	91	79	63	79	82	170	157
Amortization of intangibles	63	64	70	72	73	127	148
Regulatory costs	61	68	7	32	55	129	124
Other expense	224	238	367	229	224	462	463
Total noninterest expense	3,055	2,983	3,170	3,014	2,986	6,038	5,892
Earnings
Income before income taxes	1,815	1,690	1,564	1,737	1,513	3,505	3,048
Provision for income taxes	262	209	210	285	273	471	547
Net income	1,553	1,481	1,354	1,452	1,240	3,034	2,501
Preferred stock dividends and other	34	104	65	104	60	138	164
Net income available to common shareholders	$1,519	$1,377	$1,289	$1,348	$1,180	$2,896	$2,337
Earnings Per Common Share
Earnings per share-basic	1.24	1.10	1.02	1.05	0.91	2.34	1.80
Earnings per share-diluted	1.23	1.09	1.00	1.04	0.90	2.31	1.78
Weighted Average Shares Outstanding
Basic	1,224,867	1,248,628	1,267,341	1,280,571	1,292,292	1,236,682	1,299,833
Diluted	1,239,040	1,266,572	1,285,078	1,296,666	1,305,005	1,252,766	1,314,779

Consolidated Ending Balance Sheets - Five Quarter Trend

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2026	2026	2025	2025	2025
Assets
Cash and due from banks	$4,707	$4,294	$4,967	$4,329	$5,157
Interest-bearing deposits with banks	34,581	31,903	31,410	32,523	36,294
Securities borrowed or purchased under agreements to resell	4,431	4,047	3,200	2,981	2,656
Trading assets at fair value	5,288	5,235	5,790	5,731	5,963
AFS securities at fair value	67,651	65,430	65,042	65,522	66,390
HTM securities at amortized cost	46,351	46,436	47,186	48,022	48,973
Loans and leases:
Commercial:
Commercial and industrial	168,826	169,247	167,808	163,607	162,273
CRE	25,479	24,447	23,720	22,414	20,270
Commercial construction	7,372	7,620	7,783	8,027	8,277
Consumer:
Residential mortgage	56,632	56,297	56,807	57,623	57,828
Home equity	9,677	9,633	9,719	9,618	9,591
Indirect auto	23,840	25,054	25,659	25,490	24,558
Other consumer	33,164	32,097	32,181	32,070	31,122
Credit card	4,806	4,843	4,918	4,889	4,877
Total loans and leases held for investment	329,796	329,238	328,595	323,738	318,796
Loans held for sale	2,477	2,174	1,883	1,925	1,203
Total loans and leases	332,273	331,412	330,478	325,663	319,999
Allowance for loan and lease losses	(4,983)	(5,026)	(5,030)	(4,988)	(4,899)
Premises and equipment	3,177	3,145	3,172	3,176	3,197
Goodwill	17,125	17,125	17,125	17,125	17,125
Core deposit and other intangible assets	1,130	1,192	1,256	1,328	1,399
Loan servicing rights at fair value	4,293	4,112	3,972	3,776	3,612
Other assets	39,999	39,670	38,970	38,663	37,967
Total assets	$556,023	$548,975	$547,538	$543,851	$543,833
Liabilities
Deposits:
Noninterest-bearing deposits	$104,341	$105,460	$105,092	$106,197	$106,442
Interest checking	130,421	123,257	117,830	109,827	118,122
Money market and savings	133,688	135,702	139,044	135,931	133,891
Time deposits	40,929	39,662	38,432	42,952	47,667
Total deposits	409,379	404,081	400,398	394,907	406,122
Short-term borrowings	26,885	27,441	27,839	29,376	16,631
Long-term debt	42,976	41,622	41,963	41,729	44,427
Other liabilities	12,688	11,617	12,149	12,193	11,813
Total liabilities	491,928	484,761	482,349	478,205	478,993
Shareholders’ Equity:
Preferred stock	5,411	4,916	4,916	5,907	5,907
Common stock	6,108	6,229	6,312	6,396	6,447
Additional paid-in capital	31,616	32,610	33,663	34,278	34,620
Retained earnings	27,676	26,796	26,067	25,438	24,759
Accumulated other comprehensive loss	(6,716)	(6,337)	(5,769)	(6,373)	(6,893)
Total shareholders’ equity	64,095	64,214	65,189	65,646	64,840
Total liabilities and shareholders’ equity	$556,023	$548,975	$547,538	$543,851	$543,833

Average Balances and Rates - Quarters

	Quarter Ended
	June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025			June 30, 2025
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,454	$145	4.32%	$13,138	$145	4.48%	$13,275	$162	4.82%	$13,351	$174	5.18%	$14,034	$181	5.20%
GSE	464	4	3.84	474	5	3.98	478	4	3.80	458	4	3.86	463	5	3.73
Agency MBS	103,367	717	2.78	102,089	696	2.73	103,591	727	2.81	104,998	760	2.89	106,947	772	2.89
States and political subdivisions	347	4	4.27	347	3	4.30	349	4	4.27	358	3	4.19	370	4	4.20
Other	506	3	2.12	70	—	1.65	14	—	4.42	15	1	4.50	15	—	4.53
Total securities	118,138	873	2.96	116,118	849	2.93	117,707	897	3.04	119,180	942	3.16	121,829	962	3.16
Loans and leases:
Commercial:
Commercial and industrial	168,817	2,211	5.25	166,636	2,179	5.30	163,990	2,267	5.49	162,207	2,312	5.66	158,491	2,262	5.72
CRE	24,938	349	5.56	24,165	339	5.64	23,205	354	5.99	21,171	336	6.25	19,687	308	6.22
Commercial construction	7,455	112	6.18	7,845	117	6.21	8,015	129	6.52	8,258	139	6.84	8,613	144	6.85
Consumer:
Residential mortgage	56,342	585	4.15	56,458	582	4.13	57,100	589	4.13	57,676	598	4.15	56,789	579	4.08
Home equity	9,656	169	7.02	9,666	167	6.99	9,679	176	7.24	9,588	182	7.51	9,586	178	7.47
Indirect auto	24,430	429	7.06	25,342	443	7.08	25,639	469	7.27	24,964	459	7.29	24,158	441	7.32
Other consumer	32,661	679	8.33	32,053	662	8.38	32,181	677	8.35	31,714	668	8.36	30,387	634	8.37
Credit card	4,863	133	10.93	4,857	129	10.79	4,956	136	10.89	4,915	146	11.74	4,890	139	11.35
Total loans and leases held for investment	329,162	4,667	5.68	327,022	4,618	5.71	324,765	4,797	5.87	320,493	4,840	6.00	312,601	4,685	6.01
Loans held for sale	2,587	35	5.54	1,950	26	5.24	1,972	28	5.64	1,577	24	6.18	1,240	19	6.15
Total loans and leases	331,749	4,702	5.68	328,972	4,644	5.71	326,737	4,825	5.87	322,070	4,864	6.00	313,841	4,704	6.01
Interest earning trading assets	5,618	75	5.32	5,807	74	5.09	6,015	82	5.38	5,991	86	5.70	5,896	88	5.98
Other earning assets(3)	36,956	363	3.89	35,457	333	3.77	34,138	359	4.13	38,765	445	4.50	39,417	448	4.51
Total earning assets	492,461	6,013	4.89	486,354	5,900	4.90	484,597	6,163	5.05	486,006	6,337	5.18	480,983	6,202	5.16
Nonearning assets	58,004			57,767			57,636			55,819			56,086
Total assets	$550,465			$544,121			$542,233			$541,825			$537,069
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$123,556	652	2.12	$120,110	619	2.09	$112,313	618	2.18	$109,244	677	2.46	$116,193	726	2.51
Money market and savings	136,423	608	1.79	136,106	609	1.81	138,114	677	1.95	136,515	755	2.19	135,607	751	2.22
Time deposits	41,270	315	3.06	39,337	297	3.06	40,031	338	3.35	45,090	403	3.54	41,997	367	3.50
Total interest-bearing deposits	301,249	1,575	2.10	295,553	1,525	2.09	290,458	1,633	2.23	290,849	1,835	2.50	293,797	1,844	2.52
Short-term borrowings	28,893	286	3.97	30,669	286	3.78	29,128	300	4.08	26,796	299	4.42	26,241	292	4.47
Long-term debt	40,640	485	4.77	37,141	445	4.80	39,138	481	4.91	41,458	523	5.04	34,213	431	5.02
Total interest-bearing liabilities	370,782	2,346	2.54	363,363	2,256	2.51	358,724	2,414	2.67	359,103	2,657	2.94	354,251	2,567	2.91
Noninterest-bearing deposits	103,620			103,371			105,552			105,751			106,686
Other liabilities	12,275			12,593			12,619			11,922			11,897
Shareholders’ equity	63,788			64,794			65,338			65,049			64,235
Total liabilities and shareholders’ equity	$550,465			$544,121			$542,233			$541,825			$537,069
Average interest-rate spread			2.35			2.39			2.38			2.24			2.25

Net interest income / net interest margin -TE(2)		$3,667	2.98%		$3,644	3.02%		$3,749	3.07%		$3,680	3.01%		$3,635	3.02%
TE adjustment(2)		46			45			49			51			48
Net interest income		$3,621			$3,599			$3,700			$3,629			$3,587
Memo: Total deposits	$404,869	1,575	1.56%	$398,924	1,525	1.55%	$396,010	1,633	1.64%	$396,600	1,835	1.84%	$400,483	1,844	1.85%
(1)Represents daily average balances. Unrealized gains and losses on AFS securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts related to interest income and yields are on a TE basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends. A reconciliation of net interest income - TE to net interest income is included within the table above. NIM – TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	June 30, 2026			June 30, 2025
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$13,297	$290	4.40%	$14,448	$372	5.19%
GSE	469	9	3.91	462	9	3.74
Agency MBS	102,732	1,413	2.75	107,643	1,549	2.88
States and political subdivisions	347	7	4.29	370	8	4.20
Other	289	3	2.06	16	—	4.63
Total securities	117,134	1,722	2.95	122,939	1,938	3.16
Loans and leases:
Commercial:
Commercial and industrial	167,732	4,390	5.27	156,861	4,446	5.71
CRE	24,554	688	5.60	19,759	610	6.17
Commercial construction	7,649	229	6.20	8,673	289	6.84
Consumer:
Residential mortgage	56,400	1,167	4.14	56,226	1,141	4.06
Home equity	9,661	336	7.00	9,578	355	7.47
Indirect auto	24,884	872	7.07	23,705	853	7.26
Other consumer	32,358	1,341	8.36	29,843	1,236	8.35
Credit card	4,860	262	10.86	4,870	277	11.47
Total loans and leases held for investment	328,098	9,285	5.70	309,515	9,207	5.99
Loans held for sale	2,270	61	5.40	1,187	36	6.04
Total loans and leases	330,368	9,346	5.70	310,702	9,243	5.99
Interest earning trading assets	5,712	149	5.20	5,763	168	5.85
Other earning assets(3)	36,210	696	3.83	39,208	889	4.52
Total earning assets	489,424	11,913	4.89	478,612	12,238	5.14
Nonearning assets	57,887			55,753
Total assets	$547,311			$534,365
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$121,843	1,271	2.10	$112,720	1,366	2.44
Money market and savings	136,265	1,217	1.80	136,249	1,494	2.21
Time deposits	40,309	612	3.06	41,104	720	3.53
Total interest-bearing deposits	298,417	3,100	2.09	290,073	3,580	2.49
Short-term borrowings	29,776	572	3.87	28,275	628	4.48
Long-term debt	38,900	930	4.79	33,320	840	5.04
Total interest-bearing liabilities	367,093	4,602	2.52	351,668	5,048	2.89
Noninterest-bearing deposits	103,496			106,293
Other liabilities	12,433			12,269
Shareholders’ equity	64,289			64,135
Total liabilities and shareholders’ equity	$547,311			$534,365
Average interest-rate spread			2.37			2.25

Net interest income / net interest margin - taxable equivalent		$7,311	3.00%		$7,190	3.02%
Taxable-equivalent adjustment		91			96
Net interest income		$7,220			$7,094
Memo: Total deposits	$401,913	3,100	1.56%	$396,366	3,580	1.82%
(1)Represents daily average balances. Unrealized gains and losses on AFS securities are included in nonearning assets. Active hedge basis adjustments for fair value hedges are included in nonearning assets and other liabilities.
(2)Amounts related to interest income and yields are on a TE basis, which represents a non-GAAP measure, utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends. A reconciliation of net interest income - TE to net interest income is included within the table above. NIM – TE is calculated using net interest income on a TE basis to determine the total yield on interest-earning assets.
(3)Includes cash equivalents, interest-bearing deposits with banks, FHLB stock, and other earning assets.

Credit Quality

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2026	2026	2025	2025	2025
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$657	$738	$839	$800	$520
CRE	43	21	47	98	128
Commercial construction	22	23	41	42	1
Consumer:
Residential mortgage	231	231	213	196	191
Home equity	98	101	99	103	107
Indirect auto	569	455	267	247	240
Other consumer	72	73	71	66	64
Total nonaccrual loans and leases held for investment	1,692	1,642	1,577	1,552	1,251
Loans held for sale	—	79	—	19	12
Total nonaccrual loans and leases	1,692	1,721	1,577	1,571	1,263
Foreclosed real estate	5	6	3	4	4
Other foreclosed property	51	58	53	54	49
Total nonperforming assets	$1,748	$1,785	$1,633	$1,629	$1,316
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$2	$4	$3	$3	$2
CRE	3	—	—	—	—
Consumer:
Residential mortgage - government guaranteed	560	609	532	438	424
Residential mortgage - nonguaranteed	33	39	38	41	41
Home equity	8	7	7	6	6
Other consumer	25	26	28	27	24
Credit card	67	75	76	69	49
Total loans 90 days past due and still accruing	$698	$760	$684	$584	$546
Loans 30-89 Days Past Due and Still Accruing
Commercial:
Commercial and industrial	$142	$260	$127	$73	$122
CRE	95	42	25	6	34
Commercial construction	—	10	36	5	15
Consumer:
Residential mortgage - government guaranteed	311	263	329	327	330
Residential mortgage - nonguaranteed	354	293	357	344	365
Home equity	52	57	69	54	54
Indirect auto	521	508	679	620	582
Other consumer	232	240	281	241	239
Credit card	67	70	77	73	70
Total loans 30-89 days past due and still accruing	$1,774	$1,743	$1,980	$1,743	$1,811

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2026	2026	2025	2025	2025
Asset Quality Ratios
Nonperforming loans and leases as a percentage of loans and leases	0.51%	0.50%	0.48%	0.48%	0.39%
Nonperforming loans and leases(1) as a percentage of total loans and leases(1)	0.51	0.52	0.48	0.48	0.39
Nonperforming assets(1) as a percentage of total assets	0.31	0.33	0.30	0.30	0.24
Nonperforming assets as a percentage of loans and leases plus foreclosed property	0.53	0.52	0.50	0.50	0.41
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.21	0.23	0.21	0.18	0.17
Loans 90 days or more past due and still accruing as a percentage of loans and leases, excluding government guaranteed loans	0.04	0.05	0.05	0.05	0.04
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.54	0.53	0.60	0.54	0.57
Allowance for loan and lease losses as a percentage of loans and leases	1.51	1.53	1.53	1.54	1.54
Ratio of allowance for loan and lease losses to:
Net charge-offs (annualized)	3.0X	2.5X	2.7X	3.3X	3.1X
Nonperforming loans and leases	2.9X	3.1X	3.2X	3.2X	3.9X
(1)Nonperforming assets and total loans and leases include loans held for sale.

				As of/For the Year-to-Date
				Period Ended June 30
				2026	2025
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.56%	0.55%
Ratio of allowance for loan and lease losses to net charge-offs				2.7X	2.9X
Applicable ratios are annualized.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
(Dollars in millions)	2026	2026	2025	2025	2025	2026	2025
Allowance for Credit Losses
Beginning balance	$5,335	$5,347	$5,305	$5,253	$5,166	$5,347	$5,161
Provision for credit losses	395	479	512	436	488	874	946
Charge-offs:
Commercial:
Commercial and industrial	(137)	(142)	(141)	(98)	(120)	(279)	(222)
CRE	(1)	(7)	(14)	(25)	(38)	(8)	(108)
Commercial construction	(1)	(17)	—	—	—	(18)	—
Consumer:
Residential mortgage	(1)	(1)	(3)	(1)	(1)	(2)	(2)
Home equity	(3)	(3)	(2)	(2)	(4)	(6)	(6)
Indirect auto	(135)	(158)	(160)	(150)	(127)	(293)	(281)
Other consumer	(168)	(184)	(178)	(155)	(146)	(352)	(300)
Credit card	(70)	(71)	(67)	(49)	(70)	(141)	(144)
Total charge-offs	(516)	(583)	(565)	(480)	(506)	(1,099)	(1,063)
Recoveries:
Commercial:
Commercial and industrial	22	16	23	20	31	38	55
CRE	1	3	6	2	3	4	10
Commercial construction	1	1	1	—	1	2	1
Consumer:
Residential mortgage	1	2	1	2	—	3	2
Home equity	3	3	3	5	4	6	8
Indirect auto	29	25	24	25	28	54	53
Other consumer	35	33	28	31	31	68	61
Credit card	10	9	9	10	12	19	23
Total recoveries	102	92	95	95	110	194	213
Net charge-offs	(414)	(491)	(470)	(385)	(396)	(905)	(850)
Other	—	—	—	1	(5)	—	(4)
Ending balance	$5,316	$5,335	$5,347	$5,305	$5,253	$5,316	$5,253
Allowance for Credit Losses:
Allowance for loan and lease losses	$4,983	$5,026	$5,030	$4,988	$4,899
Reserve for unfunded lending commitments	333	309	317	317	354
Allowance for credit losses	$5,316	$5,335	$5,347	$5,305	$5,253

	Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
	2026	2026	2025	2025	2025	2026	2025
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.27%	0.31%	0.29%	0.19%	0.22%	0.29%	0.21%
CRE	—	0.06	0.14	0.44	0.71	0.03	1.00
Commercial construction	(0.01)	0.84	(0.04)	(0.03)	(0.02)	0.42	(0.02)
Consumer:
Residential mortgage	—	(0.01)	0.01	—	—	—	—
Home equity	0.02	(0.02)	(0.04)	(0.11)	(0.04)	—	(0.05)
Indirect auto	1.73	2.14	2.10	1.99	1.63	1.94	1.94
Other consumer	1.63	1.91	1.84	1.55	1.54	1.77	1.62
Credit card	4.97	5.15	4.64	3.13	4.84	5.06	5.02
Total loans and leases	0.50	0.61	0.57	0.48	0.51	0.56	0.55
Ratios are annualized.

Segment Financial Performance - Preliminary

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2026	2026	2025	2025	2025
Consumer and Small Business Banking
Net interest income (expense)	$1,624	$1,605	$1,622	$1,570	$1,496
Net intersegment interest income (expense)	980	889	863	851	828
Segment net interest income (expense)	2,604	2,494	2,485	2,421	2,324
Allocated provision for credit losses	307	374	431	400	384
Noninterest income	530	528	521	530	519
Personnel expense	443	433	443	449	434
Amortization of intangibles	33	34	37	38	39
Other direct noninterest expense	312	293	288	281	286
Direct noninterest expense	788	760	768	768	759
Expense allocations	933	920	934	936	940
Total noninterest expense	1,721	1,680	1,702	1,704	1,699
Income (loss) before income taxes	1,106	968	873	847	760
Provision (benefit) for income taxes	271	238	212	207	186
Segment net income (loss)	$835	$730	$661	$640	$574

Wholesale Banking
Net interest income (expense)	$1,942	$1,922	$2,018	$2,030	$1,872
Net intersegment interest income (expense)	(411)	(414)	(402)	(452)	(306)
Segment net interest income (expense)	1,531	1,508	1,616	1,578	1,566
Allocated provision for credit losses	90	105	82	36	104
Noninterest income	1,158	1,069	1,134	1,142	941
Personnel expense	626	612	668	598	574
Amortization of intangibles	30	30	33	34	34
Other direct noninterest expense	200	187	188	199	202
Direct noninterest expense	856	829	889	831	810
Expense allocations	528	520	465	485	519
Total noninterest expense	1,384	1,349	1,354	1,316	1,329
Income (loss) before income taxes	1,215	1,123	1,314	1,368	1,074
Provision (benefit) for income taxes	255	232	272	284	213
Segment net income (loss)	$960	$891	$1,042	$1,084	$861

Other, Treasury & Corporate(1)
Net interest income (expense)	$55	$72	$60	$29	$219
Net intersegment interest income (expense)	(569)	(475)	(461)	(399)	(522)
Segment net interest income (expense)	(514)	(403)	(401)	(370)	(303)
Allocated provision for credit losses	(2)	—	(1)	—	—
Noninterest income	(44)	(44)	(109)	(114)	(60)
Personnel expense	723	682	707	701	670
Amortization of intangibles	—	—	—	—	—
Other direct noninterest expense	688	712	806	714	747
Direct Noninterest Expense	1,411	1,394	1,513	1,415	1,417
Expense Allocations	(1,461)	(1,440)	(1,399)	(1,421)	(1,459)
Total noninterest expense	(50)	(46)	114	(6)	(42)
Income (loss) before income taxes	(506)	(401)	(623)	(478)	(321)
Provision (benefit) for income taxes	(264)	(261)	(274)	(206)	(126)
Segment net income (loss)	$(242)	$(140)	$(349)	$(272)	$(195)

Total Truist Financial Corporation
Net interest income (expense)	$3,621	$3,599	$3,700	$3,629	$3,587
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,621	3,599	3,700	3,629	3,587
Allocated provision for credit losses	395	479	512	436	488
Noninterest income	1,644	1,553	1,546	1,558	1,400
Personnel expense	1,792	1,727	1,818	1,748	1,678
Amortization of intangibles	63	64	70	72	73
Other direct noninterest expense	1,200	1,192	1,282	1,194	1,235
Direct Noninterest Expense	3,055	2,983	3,170	3,014	2,986
Expense Allocations	—	—	—	—	—
Total noninterest expense	3,055	2,983	3,170	3,014	2,986
Income before income taxes	1,815	1,690	1,564	1,737	1,513
Provision for income taxes	262	209	210	285	273
Net income	$1,553	$1,481	$1,354	$1,452	$1,240
(1)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2025	2025	2025
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$47,488	$47,683	$48,027	$48,031	$47,678
Tier 1	52,896	52,596	52,940	53,935	53,582
Total	60,707	60,470	61,255	62,377	62,119
Risk-weighted assets	434,799	440,333	443,257	438,114	434,609
Average quarterly assets for leverage ratio	537,658	530,908	529,156	529,861	525,567
Average quarterly assets for supplementary leverage ratio	645,213	636,907	635,249	635,076	626,855
Risk-based capital ratios:
Common equity tier 1	10.9%	10.8%	10.8%	11.0%	11.0%
Tier 1	12.2	11.9	11.9	12.3	12.3
Total	14.0	13.7	13.8	14.2	14.3
Leverage capital ratio	9.8	9.9	10.0	10.2	10.2
Supplementary leverage	8.2	8.3	8.3	8.5	8.5
Common equity per common share	$48.04	$47.60	$47.74	$46.70	$45.70

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2026	2026	2025	2025	2025
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$24	$27	$26	$22	$25
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	70	82	77	74	72
Net MSRs valuation	5	9	1	9	1
Total residential mortgage servicing income	75	91	78	83	73
Total residential mortgage income	99	118	104	105	98
Commercial mortgage income:
Commercial mortgage production revenue	7	12	12	10	6
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	5	3	2	4	3
Net MSRs valuation	5	—	1	(1)	—
Total commercial mortgage servicing income	10	3	3	3	3
Total commercial mortgage income	17	15	15	13	9
Total mortgage banking income	$116	$133	$119	$118	$107
Other Mortgage Banking Information
Residential mortgage loan originations	$6,824	$5,137	$4,551	$4,743	$5,855
Residential mortgage servicing portfolio:(1)
Loans serviced for others	240,764	233,870	228,383	221,274	213,002
Bank-owned loans serviced	57,894	57,386	57,583	58,396	57,748
Total servicing portfolio	298,658	291,256	285,966	279,670	270,750
Weighted-average coupon rate on mortgage loans serviced for others	3.79%	3.77%	3.77%	3.75%	3.70%
Weighted-average servicing fee on mortgage loans serviced for others	0.29	0.29	0.28	0.28	0.28

Additional Information
Brokered deposits(2)	$26,812	$28,488	$29,835	$28,423	$30,008

NQDCP income (expense):(3)
Interest income	$—	$(6)	$4	$1	$—
Other income	31	(7)	(1)	17	21
Personnel expense	(31)	13	(3)	(18)	(21)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$52.11	$56.20	$50.86	$47.46	$43.25
Low	45.83	43.13	40.78	41.98	33.56
End of period	49.82	45.97	49.21	45.72	42.99
Banking offices	1,927	1,927	1,927	1,927	1,927
ATMs	2,820	2,826	2,829	2,837	2,847
Full-time equivalent teammates(4)	37,849	37,877	38,062	38,534	37,996
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)Full-time equivalent teammates represents an average for the quarter.

Non-GAAP Reconciliations

Pre-Provision Net Revenue

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2026	2026	2025	2025	2025	2026	2025
Net income	$1,553	$1,481	$1,354	$1,452	$1,240	$3,034	$2,501
Provision for credit losses	395	479	512	436	488	874	946
Provision for income taxes	262	209	210	285	273	471	547
Taxable-equivalent adjustment	46	45	49	51	48	91	96
Pre-provision net revenue(1)	$2,256	$2,214	$2,125	$2,224	$2,049	$4,470	$4,090
(1)Pre-provision net revenue is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the provision for credit losses and provision for income taxes. Truist’s management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Return on Average Tangible Common Shareholders’ Equity

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions)	2026	2026	2025	2025	2025	2026	2025
Net income available to common shareholders	$1,519	$1,377	$1,289	$1,348	$1,180	$2,896	$2,337
Amortization of intangibles	63	64	70	72	73	127	148
Applicable income taxes related to the amortization of intangibles(2)	(15)	(15)	(16)	(18)	(17)	(30)	(35)
Tangible net income available to common shareholders(1)	$1,567	$1,426	$1,343	$1,402	$1,236	$2,993	$2,450

Average common shareholders’ equity	$58,616	$59,879	$59,991	$59,141	$58,327	$59,244	$58,227
Average intangible assets	(18,321)	(18,386)	(18,456)	(18,528)	(18,590)	(18,353)	(18,630)
Applicable deferred taxes related to intangible assets(2)	401	404	409	415	417	402	420
Average tangible common shareholders’ equity(1)	$40,696	$41,897	$41,944	$41,028	$40,154	$41,293	$40,017

Return on average common shareholders’ equity	10.4%	9.3%	8.5%	9.0%	8.1%	9.9%	8.1%
Return on average tangible common shareholders’ equity(1)	15.4	13.8	12.7	13.6	12.3	14.6	12.3
(1)Tangible net income available to common shareholders, average tangible common shareholders’ equity, and return on average tangible common shareholders' equity are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.

Tangible Book Value per Common Share

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2026	2026	2025	2025	2025
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$64,095	$64,214	$65,189	$65,646	$64,840
Preferred stock	(5,411)	(4,916)	(4,916)	(5,907)	(5,907)
Common shareholders’ equity	58,684	59,298	60,273	59,739	58,933
Intangible assets	(18,287)	(18,350)	(18,416)	(18,489)	(18,561)
Applicable deferred taxes related to intangible assets(2)	400	403	407	413	418
Tangible common equity	$40,797	$41,351	$42,264	$41,663	$40,790

Outstanding shares at end of period	1,221,626	1,245,879	1,262,470	1,279,246	1,289,435
Common equity per common share	$48.04	$47.60	$47.74	$46.70	$45.70
Tangible common equity per common share	33.40	33.19	33.48	32.57	31.63
(1)Tangible common equity and related measures are non-GAAP measures that exclude preferred stock and intangible assets, net of deferred taxes. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Calculated using the applicable marginal tax rate.